Exhibit 99.1


MSDWCC HELOC 2005-1

Range of Principal Balances ($)

                                                                                        Percent of
                                         Number of                                      Mortgage Pool        Weighted      Weighted
                                         Revolving              Cut-off Date            by Cut-off           Average       Average

Range of Principal Balances ($)          Credit Loans           Balance                 Date Balance         LTV           FICO

1,000,000.01 to 1,500,000.00             8                      10,135,100.31           1.34                 64.46         728
1,500,000.01 to 2,000,000.00             7                      13,011,039.17           1.73                 86.62         719
2,000,000.01 to 2,500,000.00             1                      2,079,934.45            0.28                 50.00         733
2,500,000.01 to 3,000,000.00             1                      2,700,000.00            0.36                 100.00        811
3,500,000.01 to 4,000,000.00             1                      3,800,000.00            0.5                  52.78         668
4,500,000.01 to 5,000,000.00             1                      4,700,000.00            0.62                 100.00        787
6,500,000.01 to 7,000,000.00             1                      6,650,000.00            0.88                 100.00        705
8,000,000.01 >=                          1                      8,400,000.00            1.11                 75.00         732



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




MSDWCC HELOC 2005-1

LoanId         Current Balance   Combined Original LTV   Fico Score  Pledge Balance   Verified Asset  Effective Original LTV   Lien
9402390493389      1,335,600.00                  70.00         751             0.00   3,520,586.22                   40.00       2
9402390502360      2,079,934.45                  50.00         733             0.00   3,175,276.00                   50.00       1
9402390503427      1,249,635.60                  87.62         686             0.00   1,266,623.99                   49.02       2
9402390505214      1,710,000.00                  90.00         659             0.00   4,548,353.79                   90.00       1
9402390507192      1,561,172.05                  87.73         769             0.00   3,318,124.85                   47.06       2
9402390509695      1,477,027.26                  72.95         768             0.00     287,500.00                   64.52       2
9402390509783      1,197,468.04                  86.84         782             0.00   6,334,143.28                   31.58       2
9402390484565      1,960,000.00                  80.00         684             0.00   6,955,715.89                   80.00       1
9402390489072      2,700,000.00                 100.00         811     1,080,000.00   2,748,832.00                   60.00       1
9402390491569      1,357,809.96                  80.00         767             0.00   1,935,691.64                   80.00       1
9402390492305      2,000,000.00                  67.80         779             0.00  20,686,656.00                   67.80       1
9402390494236      1,308,574.45                  80.00         628             0.00   3,131,236.00                   80.00       1
9402390494592      3,800,000.00                  52.78         668             0.00   3,138,618.34                   52.78       1
9402390495328      2,000,000.00                  98.16         636       982,000.00   2,693,592.00                   49.96       1
9402390496098      8,400,000.00                  75.00         732             0.00  40,489,806.00                   75.00       1
9402390501820      1,144,000.00                  80.00         774             0.00   1,004,356.00                   80.00       1
9402390504812      1,854,867.12                  88.36         746             0.00   2,194,572.00                   88.36       1
9402390507812      6,650,000.00                 100.00         705     2,558,000.00  27,643,066.00                   61.53       1
9402390509279      1,064,985.00                  94.57         658             0.00   1,255,296.00                   94.57       1
9402390510470      4,700,000.00                 100.00         787     1,715,000.00   7,812,649.00                   65.00       1
9402390512389      1,925,000.00                 128.33         763       875,000.00  16,519,157.00                   70.00       1



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of
The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.





Here's what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation                                                                                         100
----------------------------------------------------------------------------------------------------
FICO Score          Full DOC    Limited Doc   Stated Doc    All Docs   Avg Prin Bal   Current LTV
----------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                    0.03       0.04          0.00        0.08        52,223          37.2
500-550                    0.09       0.02          0.00        0.11       210,584         78.78
551-600                    0.41       0.22          0.00        0.63       128,950         68.92
601-650                    3.72       1.82          0.00        5.58       106,114         76.35
651-700                    7.35      11.09          0.05       23.85        71,486         78.32
701-750                    7.48      10.80          0.23       32.98        70,606         76.5
751-800                    8.07       9.94          0.00       32.98        68,453         72.34
801-850                    0.20       1.26          0.00        3.79        43,689         66.08
Total                     27.35      35.20          0.29      100.00        69,990         75.08
---------------------------------------------------------------------------------------------------



LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                 FICO LT   FICO                                                                        Avg                  Gross
Current LTV        500    500-550   551-600   601-650  651-700  701-750    751-800  801-850   total   Prin Bal      WAC     Margin
-----------------------------------------------------------------------------------------------------------------------------------
(10 increment)
0.01 - 10.00       0.00     0.00      0.00      0.00    0.02     0.12       0.08    0.00      0.21     53,369      5.053    -0.039
10.01 - 20.00      0.03     0.00      0.01      0.03    0.17     0.21       0.49    0.12      1.07     46,496      4.872    -0.244
20.01 - 30.00      0.01     0.00      0.00      0.02    0.37     0.83       1.06    0.33      2.61     64,493      4.948    -0.229
30.01 - 40.00      0.00     0.00      0.06      0.11    0.40     1.16       1.55    0.23      3.51     62,651      4.810    -0.101
40.01 - 50.00      0.02     0.00      0.04      0.23    0.92     1.60       2.33    0.41      5.54     68,955      4.931    -0.198
50.01 - 60.00      0.00     0.00      0.06      0.44    1.77     2.05       3.06    0.39      7.77     80,469      4.779    -0.028
60.01 - 70.00      0.00     0.03      0.14      0.79    2.18     3.11       3.97    0.39     10.59     79,613      4.832    -0.044
70.01 - 80.00      0.00     0.05      0.15      1.83    4.61     6.37       5.37    0.50     18.88     84,118      4.554     0.225
80.01 - 90.00      0.01     0.00      0.13      1.79   10.57    14.09      13.47    1.05     41.12     64,903      4.989    -0.095
90.01 - 100.00     0.00     0.02      0.05      0.35    2.83     3.43       1.32    0.38      8.37     61,739      5.015     1.060
100.01 >=          0.00     0.00      0.00      0.00    0.03     0.02       0.27    0.00      0.32    185,869      3.924     1.181
----------------------------------------------------------------------------------------------------------------------------------
Total:             0.08     0.11      0.63      5.58   23.85    32.98      32.98    3.79    100.00     69,990      4.861     0.066
             ---------------------------------------------------------------------------------------------------------------------



Prin Balance & FICO
-----------------------------------------------------------------------------------------------------------------------------------
                   FICO LT    FICO                                                                    Current               Gross
PrinBalance            500  500-550   551-600  601-650  651-700  701-750  751-800  801-850   total      LTV         WAC     Margin
-----------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000           0.02   0.00     0.04     0.66    4.84     6.25       5.27    0.69     17.78      76.54      5.289     0.132
$50,001 - $100,000     0.00   0.00     0.09     0.96    5.61     6.95       6.46    0.73     20.79      75.02      5.024    -0.112
$100,001 - $150,000    0.02   0.00     0.02     0.58    2.99     4.70       4.71    0.50     13.52      74.55      4.902    -0.197
$150,001 - $200,000    0.00   0.02     0.09     0.52    2.39     3.66       3.22    0.51     10.41      73.49      4.859    -0.200
$200,001 - $250,000    0.03   0.03     0.12     0.51    1.97     3.04       3.49    0.42      9.62      71.34      4.839    -0.190
$250,001 - $300,000    0.00   0.00     0.00     0.34    0.89     1.06       1.60    0.15      4.03      72.99      4.886     0.048
$300,001 - $350,000    0.00   0.00     0.09     0.17    0.52     0.81       0.73    0.13      2.45      78.04      4.830     0.013
$350,001 - $400,000    0.00   0.00     0.05     0.24    0.82     0.35       1.10    0.05      2.62      71.95      4.920     0.110
$400,001 - $450,000    0.00   0.05     0.00     0.22    0.50     0.62       0.73    0.11      2.24      76.37      4.759     0.192
$450,001 - $500,000    0.00   0.00     0.13     0.13    0.13     0.51       1.14    0.07      2.10      69.60      4.763     0.182
$500,001 - $550,000    0.00   0.00     0.00     0.07    0.21     0.43       0.43    0.00      1.14      80.03      4.830     0.093
$550,001 - $600,000    0.00   0.00     0.00     0.08    0.39     0.15       0.54    0.07      1.23      70.25      4.774     0.137
$600,001 - $650,000    0.00   0.00     0.00     0.00    0.25     0.49       0.33    0.00      1.08      70.42      4.874     0.021
$650,001 - $700,000    0.00   0.00     0.00     0.18    0.27     0.27       0.27    0.00      1.00      78.69      4.217     0.498
$700,001 - $750,000    0.00   0.00     0.00     0.09    0.19     0.58       0.49    0.00      1.36      69.04      5.036     0.118
$750,001 - $800,000    0.00   0.00     0.00     0.00    0.21     0.10       0.00    0.00      0.31      74.27      4.186     0.431
$800,001 - $850,000    0.00   0.00     0.00     0.00    0.00     0.00       0.11    0.00      0.11      80.00      3.375     1.500
$850,001 - $900,000    0.00   0.00     0.00     0.11    0.00     0.23       0.00    0.00      0.34      73.16      4.249     0.459
$900,001 - $950,000    0.00   0.00     0.00     0.13    0.00     0.00       0.00    0.00      0.13      79.40      2.625     1.500
$950,001 - $1,000,000  0.00   0.00     0.00     0.13    0.39     0.26       0.13    0.00      0.91      77.18      3.802     0.845
<= $1,000,000          0.00   0.00     0.00     0.44    1.30     2.52       2.22    0.36      6.83      84.06      3.587     1.384
total                  0.08   0.11     0.63     5.58   23.85    32.98      32.98    3.79    100.00      75.08      4.861     0.066
----------------------------------------------------------------------------------------------------------------------------------




Prepayment Penalty & FICO
----------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty  TFICO LT 500  FICO 500-550   551-600   601-650  651-700   701-750    751-800   801-850    total    Current LTV
-----------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                           0.08       0.11       0.63      5.58    23.85       32.98      32.98     3.79     100.00      75.08
Total:                      0.08       0.11       0.63      5.58    23.85       32.98      32.98     3.79     100.00      75.08
-----------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty  TFICO LT 500            WAC       Gross Margin     Avg Prin Bal
-------------------------------------------------------------------------------------------------------------
(whatever increments)
0                           0.08             4.861       0.066         69,990
Total:                      0.08             4.861       0.066         69,990
--------------------------------------------------------------------------------------------------------------




Mortg Rates & FICO
-----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates          FICO LT 500  FICO 500-550  551-600    601-650  651-700    701-750    751-800   801-850     total   Current LTV
-----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
2.001 - 2.500               0.00       0.00       0.00      0.00      0.00        0.02       0.02    0.00        0.04      65.02
2.501 - 3.000               0.00       0.02       0.11      1.41      1.11        1.79       0.39    0.02        4.85      77.40
3.001 - 3.500               0.00       0.05       0.11      0.09      0.58        0.43       1.17    0.40        2.82      81.59
3.501 - 4.000               0.00       0.00       0.00      0.03      0.17        0.89       0.79    0.00        1.88      95.07
4.001 - 4.500               0.00       0.00       0.01      0.11      0.47        0.71       0.66    0.02        1.98      74.97
4.501 - 5.000               0.06       0.03       0.19      2.20     10.15       20.61      21.52    2.87       57.65      71.09
5.001 - 5.500               0.00       0.00       0.16      1.29      7.81        6.07       7.33    0.43       23.10      77.66
5.501 - 6.000               0.00       0.00       0.04      0.09      2.27        1.68       0.60    0.03        4.71      91.25
6.001 - 6.500               0.01       0.00       0.01      0.28      1.11        0.64       0.47    0.01        2.53      83.68
6.501 - 7.000               0.00       0.00       0.00      0.00      0.12        0.09       0.02    0.00        0.23      95.81
7.001 - 7.500               0.00       0.00       0.01      0.07      0.07        0.04       0.00    0.00        0.18      83.48
7.501 - 8.000               0.00       0.00       0.00      0.01      0.00        0.01       0.00    0.00        0.02      63.07
8.001 - 8.500               0.00       0.00       0.00      0.00      0.00        0.00       0.00    0.00        0.00      99.77
8.501 - 9.000               0.00       0.00       0.00      0.00      0.00        0.00       0.00    0.00        0.00      90.00
Total:                      0.08       0.11       0.63      5.58     23.85       32.98      32.98    3.79      100.00      75.08
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
Mortg Rates                 WAC       Gross Margin      Avg Prin Bal
--------------------------------------------------------------------------------------------------------------
(50 bps increment)
2.001 - 2.500                 2.500       1.375              137,100
2.501 - 3.000                 2.725       1.561              571,343
3.001 - 3.500                 3.293       1.735              686,726
3.501 - 4.000                 3.714       1.950            1,771,625
4.001 - 4.500                 4.499      -0.494               78,193
4.501 - 5.000                 4.853      -0.280               67,998
5.001 - 5.500                 5.245       0.027               77,685
5.501 - 6.000                 5.876       0.731               36,844
6.001 - 6.500                 6.267       1.035               28,723
6.501 - 7.000                 6.856       1.675               12,684
7.001 - 7.500                 7.324       2.119               19,799
7.501 - 8.000                 7.954       2.852               34,241
8.001 - 8.500                 8.250       3.000                6,725
8.501 - 9.000                 9.000       4.000               14,500
Total:                        4.861       0.066               69,990
--------------------------------------------------------------------------------------------------------------





Mortg Rates & LTV
----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates         .01-10        10.01-20   20.01-30  30.01-40  40.01-50   50.01-60    60.01-70  70.01-80   80.01-90   90.01-100
----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500               0.00       0.00       0.00      0.00      0.00        0.02       0.00    0.02        0.00       0.00
2.501 - 3.000               0.00       0.00       0.00      0.21      0.03        0.17       0.31    3.20        0.40       0.54
3.001 - 3.500               0.00       0.01       0.00      0.00      0.00        0.50       0.45    0.59        0.42       0.59
3.501 - 4.000               0.00       0.00       0.00      0.02      0.00        0.00       0.00    0.21        0.00       1.65
4.001 - 4.500               0.00       0.01       0.02      0.06      0.08        0.18       0.29    0.34        0.96       0.04
4.501 - 5.000               0.18       0.96       1.94      2.66      4.38        5.03       6.87   10.20       25.18       0.24
5.001 - 5.500               0.02       0.07       0.62      0.43      0.95        1.73       2.43    3.38       12.11       1.35
5.501 - 6.000               0.00       0.01       0.02      0.02      0.07        0.05       0.11    0.40        0.87       3.13
6.001 - 6.500               0.01       0.00       0.00      0.10      0.03        0.09       0.13    0.46        1.12       0.58
6.501 - 7.000               0.00       0.00       0.00      0.00      0.00        0.00       0.00    0.01        0.03       0.19
7.001 - 7.500               0.00       0.00       0.00      0.01      0.00        0.01       0.00    0.08        0.04       0.05
7.501 - 8.000               0.00       0.00       0.00      0.00      0.01        0.00       0.00    0.00        0.00       0.01
8.001 - 8.500               0.00       0.00       0.00      0.00      0.00        0.00       0.00    0.00        0.00       0.00
8.501 - 9.000               0.00       0.00       0.00      0.00      0.00        0.00       0.00    0.00        0.00       0.00
Total:                      0.21       1.07       2.61      3.51      5.54        7.77      10.59   18.88       41.12       8.37
----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
Mortg Rates             Greater than 100      total       avg FICO    Gross Margin  Avg Prin Bal
---------------------------------------------------------------------------------------------------
(50 bps increment)
---------------------------------------------------------------------------------------------------
2.001 - 2.500                     0.00        0.04               737          1.375     137,100
2.501 - 3.000                     0.00        4.85               688          1.561     571,343
3.001 - 3.500                     0.26        2.82               734          1.735     686,726
3.501 - 4.000                     0.00        1.88               733          1.950   1,771,625
4.001 - 4.500                     0.00        1.98               725         -0.494      78,193
4.501 - 5.000                     0.02       57.65               736         -0.280      67,998
5.001 - 5.500                     0.00       23.10               720          0.027      77,685
5.501 - 6.000                     0.03        4.71               707          0.731      36,844
6.001 - 6.500                     0.01        2.53               702          1.035      28,723
6.501 - 7.000                     0.00        0.23               706          1.675      12,684
7.001 - 7.500                     0.00        0.18               666          2.119      19,799
7.501 - 8.000                     0.00        0.02               690          2.852      34,241
8.001 - 8.500                     0.00        0.00               708          3.000       6,725
8.501 - 9.000                     0.00        0.00               769          4.000      14,500
Total:                            0.32      100.00               727          0.066      69,990
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